Exhibit 1.1

ARMOUR Residential REIT, INC.

Up to 6,550,000 shares of 7.00% Series C Cumulative Redeemable Preferred Stock
($0.001 par value per share)

EQUITY SALES AGREEMENT

January 29, 2020
BUCKLER Securities LLC
5 Greenwich Office Park, Suite 450
Greenwich, CT 06831

B. Riley FBR, Inc.
299 Park Avenue, 7th Floor
New York, New York 10171

Ladies and Gentlemen:

ARMOUR Residential REIT, Inc., a Maryland corporation (the “Company”), that is externally managed by ARMOUR Capital Management LP, a Delaware limited partnership (the “Manager”), proposes, subject to the terms and conditions stated herein, to issue and sell from time to time to or through one or more of BUCKLER Securities LLC and B. Riley FBR, Inc. (each, an “Agent” and, collectively, the “Agents”), shares (the “Shares”) of the Company’s 7.00% Series C Cumulative Redeemable Preferred Stock, $0.001 par value (the “Series C Preferred Stock”), in an aggregate amount up to 6,550,000 Shares, on the terms set forth in this Equity Sales Agreement (this “Agreement”).

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) an “automatic shelf registration statement,” as defined under Rule 405 (“Rule 405”) under the Securities Act of 1933, as amended (the “1933 Act”), on Form S-3 (File No. 333-224469), covering the public offering and sale of certain securities of the Company, including the Shares, under the 1933 Act and the rules and regulations promulgated thereunder (the “1933 Act Regulations”), which automatic shelf registration statement became effective under Rule 462(e) of the 1933 Act Regulations (“Rule 462(e)”). The “Registration Statement,” as of any time, means such registration statement as amended by any post-effective amendments thereto at such time, including the exhibits and any schedules thereto at such time, the documents incorporated or deemed to be incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the 1933 Act and the documents otherwise deemed to be a part thereof as of such time pursuant to Rule 430B of the 1933 Act Regulations (“Rule 430B”); provided, however, that the “Registration Statement” without reference to a time means such registration statement as amended by any post-effective amendments thereto as of the time of the first contract of sale for the Shares, which time shall be considered the “new effective date” of the Registration Statement with respect to the Shares within the meaning of paragraph (f)(2) of Rule 430B (“Rule 430B(f)(2)”), including the exhibits and schedules thereto at such time, the documents incorporated or deemed to be incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the 1933 Act and the documents otherwise deemed to be a part thereof as of such time pursuant to Rule 430B. The base prospectus filed as part of such automatic shelf registration statement, as amended in the form in which it has been filed most recently with the Commission in accordance with Section 3(b) or 3(c) hereof, including the documents incorporated or deemed incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, is referred to herein as the “Base Prospectus.” Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus supplement relating to the Shares in accordance with the provisions of Rule 424(b) of the 1933 Act Regulations (“Rule 424(b)”). Such final prospectus supplement, as amended by the prospectus supplement filed most recently with the Commission in accordance with Section 3(b), 3(c) or 3(w) hereof, as the case may be, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, is referred to herein as the “Prospectus Supplement.” The Base Prospectus, as amended by the Prospectus Supplement and any applicable pricing supplement thereto, in the form the Base Prospectus, the Prospectus Supplement and any such pricing supplement are first furnished to the Agent for use in connection with the offering and sale of Shares, are collectively referred to herein as the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus or the Prospectus or any amendment or supplement thereto shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (or any successor system)(“EDGAR”).

As used in this Agreement:

“Applicable Time” means, with respect to any offer and sale of Shares, the time immediately prior to the first contract of sale for such Shares, or such other time as agreed by the Company and the Agent.

“General Disclosure Package” means each Issuer General Use Free Writing Prospectus, if any, issued prior to the Applicable Time, the most recent Prospectus filed with the Commission in accordance with Section 3(b), 3(c) or 3(w) hereof that is distributed to investors prior to the Applicable Time and the number of Shares and the initial offering price per Share, all considered together.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), including, without limitation, any “free writing prospectus” (as defined in Rule 405) relating to the Shares that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Shares or of the offering thereof that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus approved by the Agent for general distribution to investors, as evidenced by communications between the Company and the Agent, as the case may be.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” “made,” “stated” or “referred to” (or other references of like import) in the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to include all such financial statements and schedules and other information incorporated or deemed incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be, prior to the Applicable Time relating to the particular Shares; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules and regulations promulgated thereunder (the “1934 Act Regulations”) incorporated or deemed to be incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be, at or after the Applicable Time relating to the particular Shares.

Section 1. Representations and Warranties. The Company and the Manager represent and warrant to the Agents and agree with the Agents, as of the date hereof and as of each Representation Date (as defined below) on which a certificate is required to be delivered pursuant to Section 3(n) of this Agreement and as of the time of each sale of any Shares pursuant to this Agreement, as follows:

(i) Compliance of the Registration Statement, the Prospectus and Incorporated Documents. The Company meets the requirements for use of Form S-3 under the 1933 Act. The Registration Statement is an automatic shelf registration statement under Rule 405 and the Shares have been and remain eligible for registration by the Company on such automatic shelf registration statement. Each of the Registration Statement and any post-effective amendment thereto has become effective under the 1933 Act. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) of the 1933 Act Regulations (“Rule 401(g)(2)”) has been received by the Company, no order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated. The Company has complied with each request (if any) from the Commission for additional information.

Each of the Registration Statement and any post-effective amendment thereto, at the time of its effectiveness and as of each deemed effective date with respect to the Agents pursuant to Rule 430B(f)(2), complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations. Each of any preliminary prospectus and the Prospectus and any amendment or supplement thereto, at the time it was filed with the Commission, complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and is identical to the electronically transmitted copy thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

The documents incorporated or deemed to be incorporated by reference in the Registration Statement, any preliminary prospectus and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations.

(ii) Accurate Disclosure. Neither the Registration Statement nor any amendment thereto, at its effective time or at any Settlement Date, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At each Applicable Time, neither (A) the General Disclosure Package nor (B) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any amendment or supplement thereto (including any prospectus wrapper), as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b) or at any Settlement Date, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, at the time the Registration Statement became effective or when such documents incorporated by reference were or hereafter are filed with the Commission, as the case may be, when read together with the other information in the Registration Statement, the General Disclosure Package or the Prospectus, as the case may be, did not, do not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(iii) Issuer Free Writing Prospectuses. No Issuer Free Writing Prospectus conflicts or will conflict with the information contained in the Registration Statement, any preliminary prospectus or the Prospectus or any amendment or supplement thereto, including any document incorporated by reference therein, that has not been superseded or modified. Any offer that is a written communication relating to the Shares made prior to the initial filing of the Registration Statement by the Company or any person acting on its behalf (within the meaning, for this paragraph only, of Rule 163(c) of the 1933 Act Regulations) has been filed with the Commission in accordance with the exemption provided by Rule 163 of the 1933 Act Regulations (“Rule 163”) and otherwise complied with the requirements of Rule 163, including, without limitation, the legending requirement, to qualify such offer for the exemption from Section 5(c) of the 1933 Act provided by Rule 163.

(iv) Well-Known Seasoned Issuer. (A) At the original effectiveness of the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act or form of prospectus), (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Shares in reliance on the exemption of Rule 163, (D) at the date of this Agreement, and (E) at each Applicable Time, the Company was and is a “well-known seasoned issuer,” as defined in Rule 405.

(v) Company Not Ineligible Issuer. (A) At the time of filing the Registration Statement and any post-effective amendment thereto, (B) at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Shares, (C) at the date of this Agreement and (D) at each Applicable Time, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(vi) Independent Accountants. The accountants who expressed their opinion with respect to the financial statements and supporting schedules included in the Registration Statement, the General Disclosure Package and the Prospectus are independent public accountants as required by the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act Regulations and the Public Accounting Oversight Board.

(vii) Financial Statements; Non-GAAP Financial Measures. The financial statements of the Company included in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The financial statements of the businesses or properties acquired or proposed to be acquired, if any, included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information set forth therein, have been prepared in conformity with GAAP applied on a consistent basis and otherwise have been prepared in all material respects, in accordance with, in the case of businesses acquired or to be acquired, the applicable financial statement requirements of Rule 3-05 or, in the case of real estate operations acquired or to be acquired, Rule 3-14 of Regulation S-X. The supporting schedules, if any, present fairly in all material respects in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein. Any pro forma financial statements and the related notes thereto included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information shown therein, have been prepared in all material respects in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. Except as included in the Registration Statement, the General Disclosure Package and the Prospectus, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, any preliminary prospectus or the Prospectus under the 1933 Act or the 1933 Act Regulations. All disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G under the 1934 Act and Item 10 of Regulation S-K under the 1933 Act, to the extent applicable. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus fairly presents in all material respects the required information and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(viii) No Material Adverse Change. Except as stated in the Registration Statement, the General Disclosure Package and the Prospectus, since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, business prospects or properties of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Change”), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) except for regular monthly dividends on the Company’s common stock, par value $0.001 per share (the “Common Stock”) and regular dividends on the Company’s 7.875% Series B Cumulative Redeemable Preferred Stock (the “Series B Preferred Stock”) while outstanding, and Series C

Preferred Stock, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class or series of its capital stock.

(ix) Good Standing of the Company and the Manager. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland. The Manager is a limited partnership organized under the Delaware Revised Limited Partnership Act and in good standing as a limited partnership in the state of Delaware. Each of the Company and the Manager has all requisite power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under, and to consummate the transactions contemplated in, this Agreement. Each of the Company and the Manager is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, result in a material adverse effect in (A) the condition, financial or otherwise, or in the earnings, business affairs, business prospects or properties of the Company and the Manager and their respective subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (B) the ability of the Company and the Manager to enter into and perform any of their obligations under, or to consummate any of the transactions contemplated in, this Agreement (collectively, a “Material Adverse Effect”).

(x) Good Standing of Subsidiaries. If applicable, each “significant subsidiary” of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (each, a “Significant Subsidiary” and, collectively, the “Significant Subsidiaries”), has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its incorporation or organization, has all requisite power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect. If applicable, except as described in the Registration Statement, the General Disclosure Package and the Prospectus, all of the outstanding shares of capital stock of or other equity interests in each Significant Subsidiary, have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company, directly or through other subsidiaries of the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. If applicable, none of the outstanding shares of capital stock of or other equity interests in any Significant Subsidiary were issued in violation of the preemptive or similar rights of any securityholder of such Significant Subsidiary or any other person or entity.

(xi) Listing of Common Stock and Series C Preferred Stock. The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable. None of the outstanding shares of capital stock of the Company were issued in violation of the preemptive or other similar rights of any securityholder of the Company or any other person or entity. The Common Stock and Series C Preferred Stock have been registered pursuant to Section 12(b) of the 1934 Act, and have been listed, and the Shares have been approved for listing, subject to official notice of issuance, on the New York Stock Exchange (the “NYSE”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock or Series C Preferred Stock under the 1934 Act or the listing of the Common Stock or Series C Preferred Stock (including the Shares) on the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing.

(xii) Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and the Manager.

(xiii) Authorization and Description of Shares. The Shares have been duly authorized for issuance and sale by the Company pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in this Agreement, will be validly issued and fully paid and non-assessable. The shares of Common Stock issuable upon conversion of the Shares have been duly authorized for issuance by the Company pursuant to the articles supplementary (the “Articles Supplementary”) setting forth the rights and preferences of the Series C Preferred Stock and, when issued, will be validly issued, fully paid and non-

assessable. The Company has reserved for future issuance a sufficient number of shares of Common Stock to be issued upon conversion of the Shares. The issuance of the Shares and the shares of Common Stock issuable upon conversion of the Shares, is not subject to the preemptive or other similar rights of any securityholder of the Company or any other person or entity. The Common Stock and Series C Preferred Stock conform in all material respects to all statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus and such statements conform in all material respects to the rights set forth in the instruments defining the same. No holder of Shares will be subject to personal liability by reason of being such a holder.

(xiv) Registration Rights. There are no persons with registration rights or other similar rights to have any securities registered for sale pursuant to the Registration Statement or otherwise registered for sale or sold by the Company under the 1933 Act pursuant to this Agreement, other than those rights that have been disclosed in the Registration Statement, the General Disclosure Package and the Prospectus or have been waived.

(xv) Absence of Violations, Defaults and Conflicts. Neither the Company nor any of its subsidiaries are (A) in violation of its charter, by-laws or similar organizational document, (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries are a party or by which it or any of them may be bound or to which any of the properties, assets or operations of the Company or any of its subsidiaries are subject (collectively, “Agreements and Instruments”), except for such defaults that would not, singly or in the aggregate, result in a Material Adverse Effect, or (C) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, assets or operations (each, a “Governmental Entity”), except for such violations that would not, singly or in the aggregate, result in a Material Adverse Effect. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement, the General Disclosure Package and the Prospectus (including the issuance and sale of Shares and the use of the proceeds from the sale thereof as described therein under the caption “Use of Proceeds”) and compliance by the Company with its obligations hereunder have been duly authorized by all requisite action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties, assets or operations of the Company or any of its subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not, singly or in the aggregate, result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter, by-laws or similar organizational document of the Company or any of its subsidiaries or any law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Entity. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other financing instrument (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of the related financing by the Company or any of its subsidiaries.

(xvi) Absence of Labor Dispute. No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company or the Manager, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any of its subsidiaries’ principal suppliers, manufacturers, customers or contractors, which could, singly or in the aggregate, result in a Material Adverse Effect.

(xvii) Absence of Proceedings. Except as stated in the Registration Statement, the General Disclosure Package and the Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any Governmental Entity now pending, or, to the knowledge of the Company and the Manager, threatened, against or affecting the Company, the Manager or any of their respective subsidiaries, which could, singly or in the aggregate, result in a Material Adverse Effect. The aggregate of all pending legal or governmental proceedings to which the Company or any of its subsidiaries are a party or of which any of their respective properties, assets or operations are the subject which are not described in the Registration Statement, the General Disclosure Package and the Prospectus, including ordinary routine litigation incidental to the business, would not, singly or in the aggregate, result in a Material Adverse Effect.

(xviii) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, any preliminary prospectus or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described and filed as required.

(xix) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity is necessary or required for the Company’s due authorization, execution and delivery of, or performance of its obligations under, this Agreement or for the offering, issuance, sale or delivery of Shares or the consummation of the transactions contemplated in this Agreement, except such as have been already obtained or as may be required under the 1933 Act, the 1933 Act Regulations, the rules of the NYSE, the securities laws of any state or non-U.S. jurisdiction or the rules of Financial Industry Regulatory Authority, Inc. (“FINRA”).

(xx) Possession of Licenses and Permits. The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate Governmental Entities necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect. The Company and its subsidiaries are in compliance with the terms and conditions of all Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any Governmental Licenses which, if the subject of an unfavorable decision, ruling or finding, could, singly or in the aggregate, result in a Material Adverse Effect.

(xxi) Title to Property. The Company and its subsidiaries have good and marketable title to all real property owned by them and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (A) are described in the Registration Statement, the General Disclosure Package and the Prospectus or (B) do not, singly or in the aggregate, materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries. All of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Registration Statement, the General Disclosure Package or the Prospectus, are in full force and effect, and neither the Company nor any such subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to its rights under any of the leases or subleases mentioned above or affecting or questioning its rights to the continued possession of the leased or subleased premises under any such lease or sublease.

(xxii) Possession of Intellectual Property. The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know how (including, without limitation, trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict, if the subject of an unfavorable decision, ruling or finding), invalidity or inadequacy could, singly or in the aggregate, result in a Material Adverse Effect. The Company and its subsidiaries own or have a valid right to access and use all computer systems, networks, hardware, software, databases, websites and equipment used to process, store, maintain and operate data, information and functions used in connection with the business of the Company and its subsidiaries (the “Company IT Systems”). The Company IT Systems are adequate for, and operate and perform in all material respects as required in connection with, the operation of the business of the Company and its subsidiaries as currently conducted, except as would not, individually or in the aggregate, be expected to have a Material Adverse Effect. The Company and its subsidiaries have implemented reasonable backup, security and disaster recovery technology, and to the Company’s knowledge there have been no breaches, violations, outages or unauthorized uses of or accesses to the Company IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data), nor any incidents under internal review or investigations relating to the same.

(xxiii) Environmental Laws. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus or would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries are in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or Governmental Entity, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

(xxiv) Accounting Controls and Disclosure Controls. The Company and each of its subsidiaries maintain effective internal control over financial reporting (as defined under Rule 13-a15 and Rule 15d-15 of the 1934 Act Regulations) and a system of internal accounting controls sufficient to provide reasonable assurances that: (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (E) the interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus fairly presents the required information and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (1) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (2) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company and each of its subsidiaries maintain an effective system of disclosure controls and procedures (as defined in Rule 13a-15 and Rule 15d-15 of the 1934 Act Regulations) that are designed to ensure that the information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

(xxv) Payment of Taxes. All United States federal income tax returns of the Company and its subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. The United States federal income tax returns of the Company and its subsidiaries through the fiscal year ended 2018 have been settled and no assessment in connection therewith has been made against the Company or any of its subsidiaries. The Company and its subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law except insofar as the failure to file such returns would not, singly or in the aggregate, result in a Material Adverse Effect, and has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or any of its subsidiaries, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been established by the Company. The charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not, singly or in the aggregate, result in a Material Adverse Effect.

(xxvi) Insurance. The Company and its subsidiaries carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect. The Company has no reason to believe that it or any of its subsidiaries will not be able (A) to renew its existing insurance coverage as and when such policies expire or (B) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not, singly or in the aggregate, result in a Material Adverse Effect. Neither of the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

(xxvii) Investment Company Act. The Company is not required, and upon the issuance and sale of the Shares as contemplated herein and the application of the net proceeds therefrom as described in the Registration Statement, the General Disclosure Package and the Prospectus will not be required, to register as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

(xxviii) Absence of Manipulation. Neither the Company nor any affiliate of the Company has taken, nor will the Company or any such affiliate take, directly or indirectly, any action which is designed, or would be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any Shares or to result in a violation of Regulation M under the 1934 Act.

(xxix) Foreign Corrupt Practices Act. None of the Company, the Manager, any of their respective subsidiaries or, to the knowledge of the Company, the Manager, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or the Manager or any of their respective subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of either (A) the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA or (B) the U.K. Bribery Act 2010 (the “Bribery Act”), and the Company, its subsidiaries and, to the knowledge of the Company, its other affiliates have conducted their businesses in compliance with the FCPA and the Bribery Act and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xxx) Money Laundering Laws. The operations of the Company, the Manager and their respective subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”). No action, suit or proceeding by or before any Governmental Entity involving the Company, the Manager or any of their respective subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company or the Manager, threatened.

(xxxi) OFAC. None of the Company, the Manager or any of their respective subsidiaries or, to the knowledge of the Company, the Manager, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or the Manager or any of its subsidiaries is (A) an individual or entity (“Person”) currently the subject or target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), or (B) located, organized or resident in a country or territory that is the subject of Sanctions. The

Company will not, directly or indirectly, use the proceeds of the sale of the Shares, or lend, contribute or otherwise make available such proceeds to any of its subsidiaries, joint venture partners or other Persons, to fund any activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

(xxxii) Lending Relationship. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company (A) does not have any material lending or other relationship with the Agents or any bank, lending or other affiliate of the Agent and (B) does not intend to use any of the proceeds from the sale of the Shares to repay any outstanding debt owed to the Agents or any affiliate of the Agents.

(xxxiii) Statistical and Market-Related Data. Any statistical and market-related data included in the Registration Statement, the General Disclosure Package or the Prospectus are based on or derived from sources that the Company believes, after reasonable inquiry, to be reliable and accurate and, to the extent required, the Company has obtained the written consent to the use of such data from such sources.

(xxxiv) No Commissions. Neither the Company nor any of its subsidiaries are a party to any contract, agreement or understanding with any person (other than as contemplated by this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or the Agents for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of any Shares.

(xxxv) No Real Property Holding Corporation Status. At any time since its inception, the Company has not been a United States real property holding corporation within the meaning of Section 897(c) of the United States Internal Revenue Code of 1986, as amended (the “Code”).

(xxxvi) REIT Election. The Company made a timely election to be subject to tax as a real estate investment trust (“REIT”) pursuant to Sections 856 through 860 of the Code for its taxable year ended December 31, 2009 and has not and will not revoke such election with respect to any taxable year through its taxable year ending December 31, 2020. Commencing with its taxable year ended December 31, 2009, the Company has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code, and the Company’s actual and proposed method of operation as set forth in the Registration Statement and the Prospectus does and will enable it to meet the requirements for qualification and taxation as a REIT under the Code. All statements regarding the Company’s qualification and taxation as a REIT and descriptions of the Company’s organization and proposed method of operation set forth in the Prospectus are true, complete and correct in all material respects.

(xxxvii) Description of Operations and Business. The description of the Company’s organization and actual and proposed method of operation set forth in the Registration Statement and the Prospectus is accurate and presents fairly the matters referred to therein in all material respects; the Company’s operating policies and investment guidelines described in the Registration Statement and the Prospectus accurately reflect in all material respects the current intentions of the Company with respect to the operation of its business, and no material deviation from such guidelines or policies is currently contemplated.

(xxxviii) Related-Party Transactions. There are no business relationships or related-party transactions involving the Company or, if applicable, any Significant Subsidiary, or the Manager or any other person required to be described in the Prospectus that have not been described as required.

(xxxix) Employee Benefit Plans. The Company and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”) established or maintained by the Company, or its “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliates” means, with respect to the Company, any member of any group of organizations described in Sections 414(b),(c),(m) or (o) of the Code of which the Company is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, or any of its ERISA Affiliates. No “employee benefit plan” established or maintained by the Company or any of its ERISA

Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company, nor any of its ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by the Company or any of its ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(xl) No Non-Compete Obligations. To the Company’s knowledge, no director or officer is subject to any non-competition agreement or non-solicitation agreement with any employer or prior employer which could materially affect each director’s or officer’s ability to be and act in the capacity of a director or officer of the Company.

(xli) No Unlawful Influence. The Company has not offered, or caused the Agents to offer, the Shares to any person or entity with the intention of unlawfully influencing a journalist or publication to write or publish favorable information about the Company or any such affiliate.

(xlii) Sarbanes-Oxley. The Company is in material compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002 that are currently effective.

(xliii) FINRA Exemption. To enable the Agents to rely on FINRA Rule 5110(b)(7)(C)(i), the Company represents that the Company (i) has a non-affiliate, public common equity float of at least $150 million or a non-affiliate, public common equity float of at least $100 million and annual trading volume of at least three million shares and (ii) has been subject to the 1934 Act reporting requirements for a period of at least 36 months.

Any certificate signed by any officer or other authorized signatory of the Company or the Manager and delivered to the Agents or to counsel for the Agents shall be deemed a representation and warranty by the Company or the Manager, as applicable, to the Agents as to the matters covered thereby.

Section 2. Sale and Delivery of Shares.

(a) Subject to the terms and conditions set forth herein, the Company may, from time to time, in its sole discretion, propose to a Designated Agent (as defined below), by means of a telephone call or other method mutually agreed to in writing by the parties, to issue and sell Shares through such Designated Agent acting as sales agent from time to time (a “Placement Notice”). No notice to or consent from the other Agents will be required in connection with the selection of a Designated Agent by the Company. As used herein, “Designated Agent” shall mean, with respect to any issuance or sale, the Agent(s) selected by the Company to act as sales agent(s) in accordance with Section 2 hereof, provided that such Agent(s) selected by the Company has/have agreed to act as sales agent(s). Sales of the Shares, if any, through a Designated Agent acting as sales agent will be made by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415 of the 1933 Act. The Designated Agent shall be under no obligation to purchase Shares on a principal basis pursuant to this Agreement, except as otherwise agreed by the Designated Agent.

(b) The Shares are to be sold through the Designated Agent on an agented basis on any day (other than a day on which the NYSE is scheduled to close prior to its regular weekday closing time)(each, a “Trading Day”) on which (i) the Company has instructed the Designated Agent to make such sales and (ii) the Company has satisfied its covenants and conditions specified in Sections 3 and 5 hereof. On any Trading Day, the Company may sell Shares through the Designated Agent and, if it determines to do so, shall instruct the Designated Agent by telephone (confirmed promptly by telecopy or email, which confirmation will be promptly acknowledged by the Designated Agent) as to the maximum number of Shares to be sold on such Trading Day and the minimum or average minimum price per Share at which such Shares may be sold. Subject to the terms and conditions specified herein (including, without limitation, the accuracy of the representations and warranties of the Company and the performance by the Company of its covenants and other obligations, contained herein and the satisfaction of the additional conditions specified in Section 5 hereof), the Designated Agent shall use its commercially reasonable efforts, consistent with its normal trading and sales practices and applicable law and regulations, to sell all of the Shares so designated by the

Company as sales agent in accordance with such instruction. The Company and the Designated Agent each acknowledge and agree that (A) there can be no assurance that the Designated Agent will be successful in selling any Shares and (B) the Designated Agent will not incur any liability or obligation to the Company if they fail to sell Shares for any reason other than a failure to use its commercially reasonable efforts, consistent with its normal trading and sales practices and applicable law and regulations, to sell such Shares as required by this Agreement.

(c) The Company or the Designated Agent through whom the sale of Shares are to be made as sales agent on any Trading Day may, upon notice to the other party hereto by telephone (confirmed promptly by telecopy or email, which confirmation will be promptly acknowledged by the receiving party), suspend the offering of Shares with respect to which the Designated Agent is acting as sales agent for any reason and at any time; provided, however, that such suspension shall not affect or impair the parties’ respective obligations with respect to the Shares sold, or with respect to Shares that the Company has agreed to sell, hereunder prior to the giving of such notice.

(d) The gross sales price of any Shares sold pursuant to this Agreement by the Designated Agent acting as sales agent of the Company shall be equal to, in the discretion of the Designated Agent but subject to the specific instructions of the Company, the market price prevailing at the time of sale for the Shares sold by the Designated Agent on the NYSE or otherwise, at prices related to prevailing market prices or at negotiated prices. The compensation payable to the Designated Agent for sales of Shares with respect to which the Designated Agent acts as sales agent shall be equal to up to 2.0% of the gross sales price for such Shares or such lesser amount as is agreed between the Company and the Designated Agent. The remaining proceeds, after further deduction for any transaction fees, transfer taxes or similar taxes or fees imposed by any Governmental Entity or self-regulatory organization in respect of such sales, shall constitute the net proceeds to the Company for such sales (the “Net Proceeds”). The Designated Agent shall notify the Company as promptly as practicable if any deduction referenced in the preceding sentence will be made.

(e) In acting as sales agent hereunder, the Designated Agent shall provide written confirmation to the Company following the close of trading on the NYSE on each Trading Day on which Shares are sold under this Agreement setting forth the number of Shares sold on such day, the aggregate gross sales proceeds of the Shares, the aggregate Net Proceeds to the Company and the aggregate compensation payable by the Company to the Designated Agent with respect to such sales.

(f) Under no circumstances shall the aggregate gross sales price or number, as the case may be, of Shares offered or sold pursuant to this Agreement, or which are the subject of instructions to the Designated Agent as sales agent pursuant to Section 2(b) hereof, exceed the aggregate gross sales price or number, as the case may be, of Shares (i) referred to in the preamble paragraph of this Agreement, as reduced by prior sales of Shares under this Agreement, (ii) available for sale under the Registration Statement or (iii) duly authorized from time to time to be issued and sold under this Agreement by the Company or approved for listing on the NYSE, and, in each case referred to in clause (ii) and (iii), notified to the Designated Agent in writing. In addition, under no circumstances shall any Shares with respect to which the Designated Agent acts as sales agent be offered or sold, or be the subject of instructions to the Designated Agent as sales agent pursuant to Section 2(b) hereof, at a price lower than the minimum price therefor duly authorized from time to time by the Company and notified to the Designated Agent in writing. The Agents shall have no responsibility for maintaining records with respect to Shares available for sale under the Registration Statement or for determining the aggregate gross sales price, number or minimum price of Shares duly authorized by the Company.

(g) Settlement for sales of Shares will occur on the second business day that is also a Trading Day following the trade date on which such sales were made, in either case unless another date shall be agreed to in writing by the Company and the Designated Agent (each such day, a “Settlement Date”). On each Settlement Date for the sale of Shares through the Designated Agent as sales agent, such Shares shall be delivered by the Company to the Designated Agent in book-entry form to the Designated Agent’s account at The Depository Trust Company against payment by the Designated Agent of the Net Proceeds from the sale of such Shares in same day funds delivered to an account designated by the Company. If the Company shall default on its obligation to deliver Shares through the Designated Agent as sales agent on any Settlement Date, the Company shall (i) indemnify and hold the Designated Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) pay the Designated Agent any commission to which it would otherwise be entitled absent such default.

(h) Notwithstanding any other provision of this Agreement, the Company shall not offer or sell, or instruct the Designated Agent to offer or sell, any Shares through the Designated Agent as sales agent (and, by notice to the Designated Agent given by telephone (confirmed promptly by telecopy or email), shall cancel any instructions for any such offer or sale of any Shares prior to the commencement of the periods referenced below), and the Designated Agent shall not be obligated to make any such offer or sale of Shares, (i) during any period in which the Company is, or could be deemed to be, in possession of material non-public information or (ii) except as provided in Section 2(i) hereof, at any time from and including the date on which the Company issues a press release containing, or shall otherwise publicly announce, its earnings, revenues or other operating results for a fiscal period or periods (each, an “Earnings Announcement”) through and including the time that is 24 hours after the time that the Company files a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K (a “Filing Time”) that includes consolidated financial statements as of and for the same fiscal period or periods, as the case may be, covered by such Earnings Announcement.

(i) Notwithstanding clause (ii) of Section 2(h) hereof, if the Company wishes to offer or sell Shares through the Designated Agent as sales agent at any time during the period from and including an Earnings Announcement through and including the corresponding Filing Time, the Company shall first (i) prepare and deliver to the Designated Agent (with a copy to counsel for the Designated Agent) a Current Report on Form 8-K that includes substantially the same financial and related information (together with management’s discussion and analysis thereof) that was included in such Earnings Announcement (other than any earnings projections and similar forward-looking data and officers’ quotations) (each, an “Earnings 8-K”), in form and substance reasonably satisfactory to the Designated Agent and the Company, and, prior to its filing, obtain the written consent of the Designated Agent to such filing (which consent shall not be unreasonably withheld), (ii) provide the Designated Agent with the officers’ certificates, secretary’s certificates, opinions of counsel and accountants’ letter specified in Section 3(n), (o), (p) and (q), respectively, hereof, unless such deliveries are waived by the terms herein or by the Designated Agent, (iii) afford the Designated Agent the opportunity to conduct a due diligence review in accordance with Section 3(t) hereof prior to filing such Earnings 8-K and (iv) file such Earnings 8-K with the Commission. For purposes of clarity, the parties hereto agree that (A) the delivery of any officers’ certificates, secretary’s certificates, opinions of counsel or accountants’ letter pursuant to this Section 2(i) shall not relieve the Company from any of its obligations under this Agreement with respect to any Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be, including, without limitation, the obligation to deliver officers’ certificates, opinions of counsel and accountants’ letters as provided in Section 3(n), (o), (p) and (q), respectively, hereof, and (B) this Section 2(i) shall in no way affect or limit the operation of clause (i) of Section 2(h) hereof, which shall have independent application.

(j) The Company agrees that any offer to sell, any solicitation of an offer to buy, or any sales of Shares or any other equity security of the Company shall only be effected by or through an Agent, and only a single Agent, on any single given date, and in no event shall the Company request that more than one Agent sell Shares on the same day; provided however that (i) the foregoing limitation shall not apply to (A) exercise of any option, warrant, right or any conversion privilege set forth in the instruction governing such securities, (B) sales solely to employees, directors or security holders of the Company or its subsidiaries, or to a trustee or other person acquiring such securities for the accounts of such person and (ii) such limitation shall not apply (A) on any day during which no sales are made pursuant to this Agreement or (B) during a period in which the Company has notified the Agents that it will not sell Series C Preferred Stock under this Agreement and (1) no Placement Notice is pending or (2) after a Placement Notice has been withdrawn.

Section 3. Covenants. The Company agrees with the Agents:

(a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b) and 3(c) hereof, will comply with the requirements of Rule 430B, and will notify the Agents immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement or any new registration statement relating to the Shares shall become effective or any amendment or supplement to the Prospectus shall have been filed (other than an amendment or supplement providing solely for the determination of the terms of an offering of securities unless related to an offering of Shares), (ii) any new Prospectus Supplement that includes information in addition to the information referred to in Section 3(w) hereof, (iii) of the receipt of any comments from the Commission, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus, including any document incorporated by reference therein, or for additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any notice of objection to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) or of the issuance of any order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto, or of the suspension of the qualification of any Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the 1933 Act concerning the Registration Statement, and (vi) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with any offering of Shares. The Company will effect all filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop, prevention or suspension order and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment. In the event of any issuance of a notice of objection by the Commission, the Company shall take all necessary action to permit offers and sales of Shares by or through the Agents, including, without limitation, amending the Registration Statement or filing a new shelf registration statement relating thereto. The Company shall pay the required Commission filing fees relating to the Shares prior to the time the initial Prospectus Supplement is filed with the Commission or the time any subsequent Prospectus Supplement that increases the gross offering price or number of Shares that may offered and sold under this Agreement from that referenced in the immediately preceding Prospectus Supplement filed with the Commission.

(b) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of sales of Shares as contemplated in this Agreement and in the Registration Statement, the General Disclosure Package and the Prospectus. If any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Agents or counsel to the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) amend or supplement the General Disclosure Package or the Prospectus in order that the General Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the General Disclosure Package or the Prospectus, as the case may be, including, without limitation, the filing of any document incorporated by reference therein, in order to comply with the requirements of the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations, the Company will promptly (A) give the Agents written notice of such event or condition, (B) prepare any amendment or supplement as may be necessary to correct such statement or omission or to comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Agent with copies of any such amendment or supplement and (C) file with the Commission any such amendment or supplement and use its reasonable best efforts to have any amendment to the Registration Statement declared effective by the Commission as soon as possible if the Company is no longer eligible to file an automatic shelf registration statement; provided, however, that the Company shall not file or use any such amendment or supplement to which the Agents or counsel for the Agents shall reasonably object.

(c) Filing or Use of Amendments and Supplements. The Company will give the Agents written notice of its intention to file or use any amendment to the Registration Statement or any amendment or supplement to the General Disclosure Package or the Prospectus (other than an amendment or supplement thereto relating solely to the offering of securities unless related to an offering of Shares), whether pursuant to the 1933 Act, the 1934 Act or otherwise and will furnish the Agents with copies of any such document a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Agents or counsel for the Agents shall reasonably object.

(d) Delivery of Registration Statements. The Company has furnished or will deliver to the Agents and counsel for the Agents, without charge, signed copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts. The signed copies of the Registration Statement and each amendment thereto furnished to the Agents and counsel for the Agents will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e) Delivery of Prospectuses. The Company will furnish to the Agents, without charge, upon execution of this Agreement and thereafter during the period in which a prospectus is (or, but for the exception afforded by Rule 172 of the 1933 Act Regulations (“Rule 172”), would be) required by the 1933 Act to be delivered in connection with any offer or sale of Shares, such number of copies of the Prospectus (as amended or supplemented) as the Agents may reasonably request. The Company will also furnish, upon request of the Agents, copies of the Prospectus (as amended or supplemented) to each exchange or market on which sales of Shares were made as may be required by the rules and regulations of such exchange or market. The Prospectus and any amendments or supplements thereto furnished in accordance with this Section will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(f) Reporting Requirements. The Company, during the period in which a prospectus is (or, but for the exception afforded by Rule 172, would be) required by the 1933 Act to be delivered in connection with any offer or sale of Shares, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods prescribed by, and meeting the requirements of, the 1934 Act and the 1934 Act Regulations. Additionally, the Company shall report the use of the net proceeds from the sale of any Shares as may be required under the 1933 Act and the 1933 Act Regulations, including, if applicable, Rule 463 of the 1933 Act Regulations.

(g) Blue Sky Qualifications. The Company will use its reasonable best efforts, in cooperation with the Agents to qualify the Shares for offering and sale under the applicable securities laws of such states and non-U.S. jurisdictions as the Agents may, from time to time, designate and to maintain such qualifications in effect so long as required to complete the sale of the Shares contemplated by this Agreement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(h) Earnings Statement. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Agents the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(i) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Registration Statement, the General Disclosure Package and the Prospectus under “Use of Proceeds.”

(j) Listing and Reservation of Common Stock. The Company will use its reasonable best efforts to effect and maintain the listing of the Common Stock and the Shares on, and satisfy the requirements of, the NYSE. For so long as the shares of the Series C Preferred Stock are outstanding, the Company will continue to hold in reserve a sufficient number of shares of Common Stock for conversion of the Series C Preferred Stock in accordance with the terms of the Articles Supplementary.

(k) Notice of Certain Actions. The Company will not, if and when an instruction to a Designated Agent to sell Shares pursuant to Section 2 has been delivered by the Company or is pending, without the prior written consent of the Designated Agent, unless it gives the Designated Agent at least five business days’ prior written notice, (i) directly or indirectly offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of Series C Preferred Stock or any securities convertible into or exercisable or exchangeable for shares of Series C Preferred Stock or file any registration statement under the 1933 Act with respect to any of the foregoing, or (ii) enter into any swap or any other agreement or transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Series C Preferred Stock, whether any such swap, agreement or transaction described in clause (i) or (ii) above is to be settled by delivery of Series C Preferred Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) any shares of Series C Preferred Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Registration Statement, the General Disclosure Package and the Prospectus, (C) any shares of Series C Preferred Stock issued or options to purchase Series C Preferred Stock granted pursuant to existing employee benefit plans of the Company referred to in the Registration Statement, the General Disclosure Package and the Prospectus, (D) any shares of Series C Preferred Stock issued pursuant to any non-employee director stock plan or dividend reinvestment and/or stock purchase plan referred to in the Registration Statement, the General Disclosure Package and the Prospectus, or (E) any shares of the Company’s Series B Preferred Stock that it may issue under a preferred stock “at the market offering” program. Upon receipt of any written notice contemplated above, the Designated Agent may suspend its activity under this Agreement for such period of time as deemed appropriate by the Designated Agent.

(l) Issuer Free Writing Prospectuses. The Company agrees that, unless it obtains the prior written consent of the Agents, it will not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433. The Company represents that it has treated or agrees that it will treat each such free writing prospectus consented to by the Agents as an “issuer free writing prospectus,” as defined in Rule 433, and that it will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping. If at any time following issuance of an Issuer Free Writing Prospectus any event shall occur or condition shall exist as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, any preliminary prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Agents and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(m) No Stabilization or Manipulation. The Company agrees that neither it nor any affiliate of the Company will take, directly or indirectly, any action which is designed, or would be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any Shares or to result in a violation of Regulation M under the 1934 Act.

(n) Representation Dates; Officers’ Certificates. On the date of execution of this Agreement and (i) upon recommencement of the offering of Shares under this Agreement following the temporary suspension of sales hereunder, (ii) each time the Company files a Prospectus relating to the Shares or amends or supplements the Registration Statement or the Prospectus relating to the Shares by means of a post-effective amendment, sticker, or supplement, or a new registration statement relating to the Shares shall become effective, other than (A) by means of incorporation of documents by reference into the Registration Statement or the Prospectus relating to the Securities, which shall be subject to the provisions of clauses (iii) through (iv) below, or (B) a prospectus supplement filed pursuant to Rule 424(b) under the 1933 Act relating solely to an offering of securities (including, without limitation, the Common Stock and Series B Preferred Stock) other than the Shares pursuant to this Agreement; (iii) each time the Company files an Annual Report on Form 10-K under the 1934 Act (a “Form 10-K Representation Date”); (iv) each time the Company files its Quarterly Reports on Form 10-Q under the 1934 Act; or (v) each time the Company files a Current Report on Form 8-K containing amended financial information (other than information “furnished” pursuant to Item 2.02 or Item 7.01 of Form 8-K or to provide disclosure pursuant to Item 8.01 of Form 8-K relating to the reclassification of certain properties as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144) under the 1934 Act (such recommencement date and each filing or other dates referred to in clauses (i) through (v) shall be a “Representation Date”); each of the Company and Manager shall furnish the Agents with an officers’ certificate, substantially in form and substance as set forth in Section 5(d), within three (3) Trading Days of any Representation Date. The requirement to provide deliverables under Sections 3(n) through 3(q) shall be waived for any applicable Representation Date occurring at a time at which no instruction to sell Shares under Section 2(b) hereunder is pending, which waiver shall continue until the earlier to occur of the date the Company delivers an instruction to sell Shares under Section 2(b) hereunder (which shall be considered a Representation Date) and the next occurring Representation Date. No new instruction to sell Shares under Section

2(b) shall be delivered until the deliverables in Sections 3(n) through 3(q), as may be required with respect to a Representation Date, shall have been delivered and such deliverables shall all be delivered and dated the same day.

(o) Secretary’s Certificates. On the date of execution of this Agreement and within three (3) Trading Days after each Representation Date on which there has been a change to the resolutions referred to below in this Section 3(o), each of the Company and the Manager shall deliver to the Agents a certificate executed by the Secretary of the Company and Secretary of the Manager, respectively, signing in such capacity, dated as of such date (i) in the case of the Company, certifying that attached thereto are true and complete copies of the resolutions duly adopted by the Board of Directors or a duly authorized committee thereof of the Company authorizing the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (including, without limitation, the issuance of the Shares pursuant to this Agreement), which authorization shall be in full force and effect on and as of the date of such certificate, and in the case of the Manager, certifying that attached thereto are true and complete copies of the resolutions duly adopted by the general partners of the Manager authorizing the execution and delivery of this Agreement and the consummation of the transactions contemplated thereby, which authorization shall be in full force and effect on and as of the date of such certificate in each case, and (ii) certifying and attesting to the office, incumbency, due authority and specimen signatures of each person who executed this Agreement for or on behalf of the Company and the Manager, respectively.

(p) Legal Opinions. If and to the extent reasonably requested by the Agents pursuant to their due diligence review under Section 3(t) below, on the date of execution of this Agreement and within three (3) Trading Days after each Form 10-K Representation Date with respect to which the Company and the Manager are obligated to deliver an officers’ certificate for which no waiver is applicable (or the next occurring Representation Date for which no waiver is applicable, if the Form 10-K Representation Date is waived), (A) the Company shall cause to be furnished to the Agents the written opinion of Holland & Knight LLP, counsel to the Company, substantially in the form attached hereto as Exhibit A (the “Corporate Counsel Opinion”) and the written opinion of Mayer Brown LLP, special tax counsel to the Company, substantially in the form attached hereto as Exhibit B (the “Tax Opinion” and together with the Corporate Counsel Opinion, the “Company Counsel Opinions”) and (B) Duane Morris LLP, counsel to the Agents, shall furnish to the Agents a written opinion in form and substance reasonably satisfactory to the Agents (the “Agent Counsel Opinion”); provided, however, that in the case of a 10-K Representation Date, in lieu of such opinions, counsel may furnish the Agents with a letter to the effect that the Agents may rely on a prior opinion delivered under this Section 3(p) to the same extent as if it were dated the date of such letter.

(q) Comfort Letter. If and to the extent reasonably requested by the Agents pursuant to their due diligence review under Section 3(t) below, on the date of execution of this Agreement and within three (3) Trading Days after each Form 10-K Representation Date with respect to which the Company and the Manager are obligated to deliver officers’ certificates for which no waiver is applicable (or the next occurring Representation Date for which no waiver is applicable, if the Form 10-K Representation Date is waived), the Company shall cause Deloitte LLP (and/or any other independent requested public accounting firm whose report is included in or incorporated by reference in the Registration Statement or the Prospectus) to furnish the Agents letters (the “Comfort Letters”), dated the date the Comfort Letter is delivered, in form and substance satisfactory to the Agents, (i) confirming that they are an independent registered public accounting firm within the meaning of the 1933 Act, the 1934 Act and the PCAOB and (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(r) Trading in the Common Stock and Series C Preferred Stock. The Company consents to the Agents trading in the Common Stock and Series C Preferred Stock for its own account and for the account of its clients at the same time as sales of Shares occur pursuant to this Agreement.

(s) Non-Consummation Offer. If, to the knowledge of the Company, any filing required by Rule 424 in connection with an offering of Shares shall not have been made or the representations and warranties of the Company or the Manager contained in this Agreement shall not be true and correct on the applicable Settlement Date, the Company will offer to any person who has agreed to purchase Shares from or through the Agents the right to refuse to purchase and pay for such Shares.

(t) Due Diligence Review. The Company and the Manager will cooperate with any due diligence review reasonably requested by the Agents or counsel for the Agents, fully and in a timely manner, in connections with offers and sales of Shares from time to time, including, without limitation, and upon reasonable notice, providing information and making available documents and appropriate corporate officers, during regular business hours and at the Company’s principal offices. Such due diligence requests may include, but are not limited to (i) written opinions of Holland & Knight LLP, counsel to the Company, substantially in the form attached hereto as Exhibit A, (ii) written opinions of Mayer Brown LLP, special tax counsel to the Company, substantially in the form attached hereto as Exhibit B, (iii) comfort letters satisfactory in form and substance from Deloitte LLP and/or any other independent registered public accounting firm whose report is included in or incorporated by reference in the Registration Statement or Prospectus, and (iv) such other documents or information as the Agents or counsel for the Agents shall deem reasonably necessary or advisable in the circumstances.

(u) Renewal Deadline. If, immediately prior to the third anniversary of the initial effective date of the Registration Statement (the “Renewal Deadline”), this Agreement is still in effect, the Company will, prior to the Renewal Deadline, (i) promptly notify the Agents and (ii) promptly file, if it is eligible to do so, a new automatic shelf registration statement relating to the Shares, in a form and substance satisfactory to the Agents. If, at the time the Company intends to file such a new automatic shelf registration statement, it is not eligible to do so, the Company will, prior to the Renewal Deadline, (i) promptly notify the Agents, (ii) promptly file a new shelf registration statement on the proper form relating to the Shares, in a form and substance satisfactory to the Agents, (iii) use its reasonable best efforts to cause such new shelf registration statement to be declared effective within 60 days after the Renewal Deadline and (iv) promptly notify the Agents of such effectiveness. The Company will take all other action necessary or appropriate to permit the offering and sale of the Shares to continue as contemplated in the expired Registration Statement. References herein to the “Registration Statement” shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.

(v) Ceasing Eligibility For Use of Automatic Shelf Registration Statement Form. If, at any time, during the term of this Agreement the Company receives a notice from the Commission pursuant to Rule 401(g)(2) or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (i) promptly notify the Agents, (ii) promptly file a new shelf registration statement or post-effective amendment on the proper form relating to such Shares, in form and substance satisfactory to the Agents, (iii) use its reasonable best efforts to cause such new shelf registration statement or post-effective amendment to be declared effective as soon as practicable and (iv) promptly notify the Agents of such effectiveness. The Company will take all other action necessary or appropriate to permit the offering and sale of the Shares to continue as contemplated in the Registration Statement that was the subject of the Rule 401(g)(2) notice or for which the Company has otherwise become ineligible. References herein to the “Registration Statement” shall include such new shelf registration statement or post-effective amendment, as the case may be.

(w) Update of Activity under this Agreement. The Company shall disclose (i) in each Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed by the Company in respect of any fiscal quarterly period (which, in the case of an Annual Report on Form 10-K, would mean the last quarterly period of the fiscal year) in which sales of Shares were made by or through the Agents under this Agreement, or (ii) to the extent required by applicable law and/or interpretations of the Commission, in Prospectus Supplements for each such fiscal quarterly period, the number of Shares sold by or through the Agents under this Agreement during such fiscal quarterly period and the net proceeds received by the Company and the aggregate compensation paid by the Company to the Agents with respect to such sales.

Section 4. Payment of Expenses.

(a) Expenses. The Company will pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and each amendment thereto, (ii) the preparation, printing and delivery to the Agents of copies of any preliminary prospectus, any Issuer Free Writing Prospectus and the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Agents to investors, (iii) the preparation, issuance and delivery of the certificates for the Shares, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Shares to the Agents, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) the qualification of the Shares under securities laws in accordance with the provisions of Section 3(g) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Agents in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the fees and expenses of any transfer agent or registrar for the Shares, (vii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Shares, (viii) the filing fees incident to, and the reasonable fees and disbursements of counsel for the Agents in connection with, the review by FINRA of the terms of sales of Shares, and (ix) the fees and expenses incurred in connection with the listing of the Shares on the NYSE.

(b) Upon execution of this Agreement, the Company will pay all reasonable and customary expenses incurred by the Agents incident to the negotiation and performance of the Agents obligations hereunder (the “Reimbursable Expenses”), including fees and disbursements of counsel to the Agents, consultant fees, travel and lodging expenses and any other fees and expenses incurred by the Agents in connection with this Agreement and the transactions contemplated hereby, not to exceed $75,000 in the aggregate (“Expense Cap”). All Reimbursable Expenses incurred by the Agents shall be invoiced to the Company in reasonable detail by either the Agents or the counsel to the Agents and paid by the Company ten (10) days after the delivery of such invoice to the Company.

Section 5. Conditions of Agent’s Obligations. The obligations of the Agents hereunder are subject to the accuracy of the representations and warranties of the Company and the Manager contained herein or in certificates of any officer or general partner, as applicable, of the Company or Manager delivered pursuant to the provisions hereof at each Representation Date, to the performance by the Company and the Manager of their respective covenants and other obligations hereunder, and to the following further conditions:

(a) Effectiveness of Registration Statement and Filing of Prospectus. The Company shall have filed the Registration Statement with the Commission not earlier than three years prior to the date hereof and the Registration Statement became effective upon filing in accordance with Rule 462(e). The Company shall have filed with the Commission the Prospectus on or prior to the date of this Agreement and any subsequent Base Prospectus or Prospectus Supplement prior to any Applicable Time and related Settlement Date, as applicable, in each case in the manner and within the time period required by Rule 424(b), and each Issuer Free Writing Prospectus, if any, in the manner and within the time period required by Rule 433. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) has been received by the Company, no order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated. The Company shall have complied with any and all requests for additional information on the part of the Commission to the reasonable satisfaction of the Agents. The Company shall have paid the required Commission filing fees relating to the Shares as specified in Section 3(a) hereof.

(b) Opinions of Company Counsel, Company Tax Counsel, and Counsel to the Agents. The Agents shall have received the Company Counsel Opinions and Agent Counsel Opinion required to be delivered pursuant Section 3(p) on or before the date on which such delivery of such opinions are required pursuant to Section 3(p).

(c) Comfort Letter. The Agents shall have received the Comfort Letter required to be delivered pursuant Section 3(q) on or before the date on which such delivery of such letter is required pursuant to Section 3(q).

(d) Officers’ Certificates for the Company and the Manager. On the date of this Agreement, there shall not have been, since the date of the latest audited financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, any Material Adverse Change, and the Agents shall have received pursuant to Section 3(n): (i) a certificate of the Chief Executive Officer or President of the Company and of the Chief Financial Officer or Chief Accounting Officer of the Company and (ii) a certificate of the General Partner or Chief Executive Officer or Chief Financial Officer of the Manager, each dated such date, to the effect that (A) there has been no such Material Adverse Change, (B) the representations and warranties of the

Company and the Manager, as applicable, in this Agreement are true and correct with the same force and effect as though expressly made on and as of such date, (C) the Company and the Manager, as applicable, have complied with all agreements and satisfied all conditions on their respective part to be performed or satisfied on or prior to such date and (D) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) has been received by the Company and the Manager, as applicable, no order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto has been issued and no proceedings for any of those purposes have been instituted or are pending or, to their knowledge, contemplated.

(e) Secretary’s Certificates for the Company and the Manager. The Agents shall have received the Secretary’s Certificates pursuant to Section 3(o).

(f) Listing. The Shares shall have been approved for listing, subject to official notice of issuance, on the NYSE.

(g) Additional Documents. On the date of this Agreement, counsel for the Agents shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to render the opinions or make the statements requested by the Agents, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the covenants, obligations or conditions, contained herein; and all proceedings taken by the Company in connection with the issuance and sale of the Shares as contemplated herein shall be satisfactory in form and substance to the Agents and counsel for the Agents.

(h) Termination of this Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Agents by notice to the Company at any time, and any such termination shall be without liability of any party to any other party except the provisions of Sections 1, 3(h), 4, 6, 7, 8, 12, 13, 14 and 15 hereof shall remain in full force and effect notwithstanding such termination.

Section 6. Indemnification.

(a) Indemnification of the Agents. The Company agrees to indemnify and hold harmless the Agents, their affiliates (as such term is defined in Rule 501(b) of the 1933 Act Regulations (each, an “Affiliate”)), selling agents, officers and directors and each person, if any, who controls the Agents within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included (A) in any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) or (B) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of any offering of Shares (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or the omission or alleged omission in any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) or in any Marketing Materials of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company;

(iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Agents), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above; provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or in the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished to the Company by the Agents in writing expressly for use therein.

(b) Indemnification of Company, Directors and Officers. The Agents agree, severally and not jointly, to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or in the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the information furnished to the Company by the Agents in writing expressly for use therein.

(c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) hereof, counsel to the indemnified parties shall be selected by the Agents, and, in the case of parties indemnified pursuant to Section 6(b) hereof, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the prior written consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) hereof effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

Section 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party severally shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i)

in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Agents, on the other hand, from the applicable offering of Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Agents, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company, on the one hand, and the Agents, on the other hand, in connection with the applicable offering of Shares shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company, on the one hand, bear to the total commissions received by the Agents, on the other hand.

The relative fault of the Company, on the one hand, and the Agents, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Agents and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Agents’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the respective total commissions received by the Agents, and not joint.

The Company and the Agents agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any Governmental Entity, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, no Agent shall be required to contribute any amount in excess of the total commissions received by such Agent in connection with Shares placed by it for sale to the public.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, each person, if any, who controls the Agents within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and the Agents; Affiliates, selling agents, officers and directors shall have the same rights to contribution as the Agents, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

Section 8. Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company and the Manager or any of their respective subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Agents or their Affiliates, selling agents, officers or directors or any person controlling the Agents, or the Company or its officers or directors, or any person controlling the Company and (ii) delivery of and payment for the Shares.

Section 9. Termination.

(a) This Agreement may be terminated for any reason, at any time, by either the Company or the Agents upon the giving of three days prior written notice to the other party hereto.

(b) In the event of any termination under this Section 9, neither party will have any liability to the other party hereto, except that (i) the Agents shall be entitled to any commissions earned in accordance with Section 2(b)

hereof, (ii) if at the time of termination an offer to purchase any Shares has been accepted by the Company but the Settlement Date has not occurred, the covenants set forth in Section 3 hereof shall remain in effect until such Shares are resold or so delivered, as the case may be, and (iii) the covenant set forth in Section 3(h) hereof, the provisions of Section 4 hereof, the indemnity and contribution agreements set forth in Sections 6 and 7 hereof, and the provisions of Sections 8, 12, 13, 14 and 15 hereof shall remain in effect.

Section 10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Agents shall be directed to BUCKLER Securities LLC, 5 Greenwich Office Park, Suite 450, Greenwich, CT 06831, Attention: Robert Moran; B. Riley FBR, Inc., 299 Park Avenue, New York, NY 10171, Attention: General Counsel, in each case, with a copy to Duane Morris LLP, 1540 Broadway, New York, NY 10036, Attention: Dean M. Colucci, Email: dmcolucci@duanemorris.com, and notices to the Company and the Manager shall be directed to each at 3001 Ocean Drive, Suite 201, Vero Beach, FL 32963, Attention: Chief Financial Officer, with a copy to Holland & Knight LLP, 701 Brickell Avenue, Suite 3300, Miami, FL 33131, Attention: Bradley D. Houser, Esq.

Section 11. No Advisory or Fiduciary Relationship. The Company and the Manager acknowledge and agree that (a) each purchase and sale of Shares pursuant to this Agreement, including the determination of the respective initial public offering prices of Shares, if any, and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Manager, on the one hand, and the Agents, on the other hand, (b) the Agents have not assumed and will not assume any advisory or fiduciary responsibility in favor of the Company or the Manager or any of their respective subsidiaries or other affiliates with respect to any offering of Shares or the process leading thereto (irrespective of whether the Agents have advised or is currently advising the Company or the Manager or any of their respective subsidiaries or other affiliates on other matters) or any other obligation to the Company or the Manager except the obligations expressly set forth in this Agreement, (c) the Agents and their affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Manager, and (d) the Agents have not provided any legal, accounting, financial, regulatory or tax advice to the Company or the Manager or any other person or entity with respect to any offering of Shares and the Company and the Manager have consulted their own respective legal, accounting, financial, regulatory and tax advisors to the extent it deemed appropriate.

Section 12. Parties.

(a) This Agreement shall each inure to the benefit of and be binding upon the Agents, the Company, the Manager and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Agents, their Affiliates and selling agents, the Company, the Manager and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Agents, their Affiliates and selling agents, the Company, the Manager and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Shares shall be deemed to be a successor by reason merely of such purchase.

(b) The Company shall have the right, power and authority, in its absolute discretion, to add new Agents to this Agreement without the consent of the existing Agents. The existing Agents shall execute any amendment to this Agreement that is reasonably requested by the Company to add any such new Agents hereto.

Section 13. TRIAL BY JURY. EACH OF THE COMPANY (ON ITS BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS STOCKHOLDERS AND AFFILIATES), THE MANAGER AND THE AGENTS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 14. GOVERNING LAW. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR

DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

Section 15. Consent to Jurisdiction; Waiver of Immunity. Each of the Company, the Manager and the Agents agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby shall be instituted in (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any Specified Court, as to which such jurisdiction is non-exclusive) of the Specified Courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to a party’s address set forth in Section 10 hereof shall be effective service of process upon such party for any suit, action or proceeding brought in any Specified Court. Each of the Company, the Manager and the Agents irrevocably and unconditionally waives any objection to the laying of venue of any suit, action or proceeding in the Specified Courts and irrevocably and unconditionally waives and agrees not to plead or claim in any Specified Court that any such suit, action or proceeding brought in any Specified Court has been brought in an inconvenient forum.

Section 16. Time. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

Section 17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

Section 18. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

[Signature Page Follows]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Manager a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Agents, the Company and the Manager in accordance with its terms.

Very truly yours,

ARMOUR Residential REIT, Inc.

By: /s/ Jeffrey J. Zimmer
Name: Jeffrey J. Zimmer
Title: Co-Chief Executive Officer

ARMOUR Capital Management, LP

By: Stacumny LLC, its general partner

By: /s/ Scott J. Ulm
Name: Scott J. Ulm
Title: Member

Accepted as of the date hereof:

BUCKLER Securities LLC

By: /s/ Robert Moran
Name: Robert Moran
Title: Chief Executive Officer

B. Riley FBR, Inc.

By: /s/ Patrice McNicoll
Name: Patrice McNicoll
Title: Head of Investment Banking

Exhibit A

FORM OF OPINION OF COMPANY’S COUNSEL
TO BE DELIVERED PURSUANT TO SECTION 3(p)

(i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland. The Manager is a limited partnership organized under the Delaware Revised Uniform Limited Partnership Act and in good standing as a limited partnership in the State of Delaware.

(ii) Each of the Company and the Manager has the corporate or partnership, as applicable, power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under, and to consummate the transactions contemplated in, this Agreement.

(iii) Each of the Company and the Manager is duly qualified as a foreign corporation to transact business and is in good standing or active status in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect.

(iv) The Significant Subsidiary has been duly incorporated and is validly existing in good standing under the laws of the State of Maryland, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and is duly qualified to transact business and is in good standing or active status in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing or active status would not, singly or in the aggregate, result in a Material Adverse Effect; except as described in the Registration Statement, the General Disclosure Package and the Prospectus, all of the outstanding shares of capital stock of or other equity interests in the Significant Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company, directly or through subsidiaries, and, to our knowledge, are free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and none of the outstanding shares of capital stock of or other equity interests in the Significant Subsidiary were issued in violation of the preemptive or similar rights of any securityholder of the Significant Subsidiary or any other person or entity. [Opinion to be provided if applicable.]

(v) The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and, to our knowledge, none of the outstanding shares of capital stock of the Company were issued in violation of the preemptive or other similar rights of any securityholder of the Company or any other person or entity.

(vi) The Common Stock and Series C Preferred Stock have been registered pursuant to Section 12(b) of the 1934 Act, and have been listed, and the Shares have been approved for listing, subject to official notice of issuance, on the NYSE, and, to our knowledge, the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock or Series C Preferred Stock under the 1934 Act or the listing of the Common Stock or Series C Preferred Stock (including the Shares) on the NYSE, nor, to our knowledge, has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing.

(vii) The form of certificate used to evidence the Series C Preferred Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the charter and by-laws of the Company and the requirements of the NYSE.

(viii) The execution and filing of the Articles Supplementary have been duly authorized by all requisite corporate action on the part of the Company and the Articles Supplementary have been duly executed and filed by the Company with the Maryland Department of Assessments and Taxation.

(ix) The Shares have been duly authorized for issuance and sale by the Company pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in this Agreement, will be validly issued and fully paid and non-assessable. To our knowledge, the issuance of the Shares is not subject to the preemptive or other similar rights of any securityholder of the Company or any other person or entity. No holder of Shares will be subject to personal liability by reason of being such a holder.

(x) The shares of Common Stock issuable upon conversion of the Shares pursuant to the Articles Supplementary have been duly authorized by all requisite corporate action on the part of the Company and when issued upon conversion of the Shares in accordance with the terms of the Articles Supplementary, will be validly issued, fully paid and non-assessable. To our knowledge, the issuance of such shares of Common Stock will not be subject to the preemptive or other similar rights of any securityholder of the Company or any other person or entity.

(xi) This Agreement has been duly authorized, executed and delivered by the Company and the Manager.

(xii) The Registration Statement became effective upon filing with the Commission pursuant to Rule 462(e); the filing of the Prospectus has been made in the manner and within the time period required by Rule 424(b) (without reference to Rule 424(b)(8)); the filing of each Issuer Free Writing Prospectus, if any, has been made in the manner and within the time period required by Rule 433; and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no notice of objection to the use of the Registration Statement pursuant to Rule 401(g)(2) has been received by the Company and no order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto has been issued and no proceedings for any such purpose have been instituted or are pending or threatened by the Commission or any other Governmental Entity.

(xiii) The Registration Statement and any post-effective amendment thereto and the Prospectus and any amendment or supplement thereto (other than (A) the financial statements and supporting schedules and other financial data included therein or omitted therefrom and (B) the documents incorporated or deemed to be incorporated by reference therein, as to which we express no opinion), as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

(xiv) The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus (other than the financial statements and supporting schedules and other financial data included therein or omitted therefrom, as to which we express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations.

(xv) To our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation before or brought by any Governmental Entity against or affecting the Company or the Manager or any of their respective subsidiaries, which, singly or in the aggregate, would reasonably be expected to result in a Material Adverse Effect, and we have not been engaged to represent the Company or the Manager in any such action, suit, proceeding, inquiry or investigation.

(xvi) The information in the Registration Statement, the General Disclosure Package and the Prospectus under “Description of Capital Stock-Shares of Common Stock” and “Description of Capital Stock-Shares of Preferred Stock” in the Registration Statement under Item 15, to the extent that it constitutes matters of law, summaries of legal matters, the Company’s charter and bylaws or legal proceedings (to the extent referenced in paragraph (xv) above), or legal conclusions, has been reviewed by us and is correct in all material respects.

(xvii) All descriptions in the Registration Statement, the General Disclosure Package and the Prospectus of contracts and other documents to which the Company or its subsidiaries are a party are accurate in all material respects; and, to our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement, the General Disclosure Package and the Prospectus or to be filed as exhibits to the Registration Statement or any report filed with the Commission under the 1934 Act other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

(xviii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states and non-U.S. jurisdictions, as to which we express no opinion) is necessary or required in connection with the Company’s or the Manager’s due authorization, execution or delivery of, or performance of their respective obligations under, this Agreement or for the offering, issuance, sale or delivery of Shares or the consummation of the transactions contemplated in this Agreement.

(xix) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and in the Registration Statement, the General Disclosure Package and the Prospectus (including the issuance and sale of Shares and the use of the proceeds from the sale of Shares as described therein under the caption “Use of Proceeds”) and compliance by the Company and the Manager with their respective obligations under this Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property, assets or operations of the Company or the Manager or any of their respective subsidiaries pursuant to, any Agreements and Instruments, known to us, except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not, singly or in the aggregate, result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or by laws or similar organizational document of the Company or the Manager or any of their respective subsidiaries, or any law, statute, rule, regulation, or, to our knowledge, any judgment, order, writ or decree, of any Governmental Entity.

(xx) To our knowledge, there are no persons with registration rights or other similar rights to have any shares of Series C Preferred Stock registered for resale pursuant to the Registration Statement or this Agreement or otherwise registered by the Company under the 1933 Act.

(xxi) The Company is not required, and upon the issuance and sale of the Shares as contemplated in this Agreement and the application of the net proceeds therefrom as described in the Registration Statement, the General Disclosure Package and the Prospectus will not be required, to register as an “investment company” under the 1940 Act.

Nothing has come to our attention that caused us to believe that the Registration Statement or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430B (except for financial statements and supporting schedules and other financial data included or incorporated or deemed to be incorporated by reference therein or omitted therefrom, as to which we make no statement), at the time such Registration Statement or any such amendment became effective originally or as of the new effective date under Rule 430B, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included or incorporated or deemed to be incorporated by reference therein or omitted therefrom, as to which we make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Settlement Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In addition, nothing has come to our attention that caused us to believe that the General Disclosure Package (except for financial statements and schedules and other financial data included or incorporated or deemed to be incorporated by reference therein or omitted therefrom, as to which we make no statement), at the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading.

In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

Exhibit B

 FORM OF OPINION OF COMPANY’S SPECIAL TAX COUNSEL
TO BE DELIVERED PURSUANT TO SECTION 3(p)

(i) Commencing with the Company’s taxable year ending on December 31, 2016, the Company has been organized and operated in conformity with the requirements for qualification and taxation as a real estate investment trust (a “REIT”) under the Code, and its current organization and proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code.

(ii) Although the discussion set forth in the tax disclosure attached to the Company’s Form 8-K filed July 13, 2018 (the “Tax Supplement”), as supplemented by the discussion set forth in the Prospectus Supplement under the heading “Supplement to U.S. Federal Income Tax Considerations” does not purport to summarize all possible U.S. federal income tax consequences of the purchase, ownership and disposition of the Series C Preferred Stock, such discussion, though general in nature, constitutes in all material respects a fair and accurate summary of the material U.S. federal income tax consequences of the purchase, ownership and disposition of the Series C Preferred Stock, subject to the qualifications set forth therein. The U.S. federal income tax consequences of the purchase, ownership and disposition of the Series C Preferred Stock by an investor will depend upon that investor’s particular situation and we express no opinion as to the completeness of the discussion set forth in the Tax Supplement, as supplemented by the discussion set forth in the Prospectus Supplement under the heading “Supplement to U.S. Federal Income Tax Considerations” as applied to any particular investor.

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